Exhibit 10.46

                                  ROLLOVER NOTE

                                                             Rochester, New York
                                                                November 9, 2001

         For value received, CHOICE ONE COMMUNICATIONS INC., a Delaware corporation (the "BORROWER"), promises to pay to the order of
                          "LENDER"), for the account of its Applicable Lending
Office, the unpaid principal amount of the Rollover Loan made by the Lender to the Borrower pursuant to the Bridge Financing Agreement referred to below on November 9, 2010. The Accreted Value of the Rollover Loan evidenced by this Note on any date shall be determined in accordance with the definition of "Accreted Value" set forth in the Bridge Agreement. The Borrower promises to pay interest on the unpaid principal amount of such Rollover Loan on the dates and at the rate or rates provided for in the Bridge Financing Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds to the Administrative Agent for the account of the Lender.

         The date and amount of the Rollover Loan made by the Lender and all repayments of the principal thereof shall be recorded by the Lender and, if the Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to such Rollover Loan then outstanding may be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make (or any error in making) any such recordation or endorsement shall not affect the Borrower's obligations hereunder or under the Bridge Financing Agreement.

         This note is one of the promissory notes referred to in the Bridge Financing Agreement dated as of August 1, 2000 among the Borrower, the Lenders party thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent (as the same may be amended from time to time, the "BRIDGE FINANCING AGREEMENT"). Terms defined in the Bridge Financing Agreement are used herein with the same meanings. Reference is made to the Bridge Financing Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                             CHOICE ONE COMMUNICATIONS INC.

                             By:/s/John J. Zimmer
                                -----------------------------------------------
                                   Name:  John J. Zimmer
                                   Title: Vice President, Finance and Treasurer

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                         LOANS AND PAYMENTS OF PRINCIPAL


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                                                  AMOUNT OF
                                                 PRINCIPAL1/
         DATE              AMOUNT OF LOAN       ACCRETED VALUE2              NOTATION MADE BY
                                                    REPAID
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
November 9, 2001
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--------
 1. Prior to the Reset Date
 2. On and after the Reset Date
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